Home Office: Harrison, NY Administrative Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499

August 31, 2018

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account

ML of New York Portfolio Plus - Registration No. 333-197165 and 333-197170

Commissioners:

Transamerica Financial Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2018 for the following underlying mutual funds (“Funds”) in which Registrant invests:

Semi-Annual Report Filings:

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund, SEC File No.: 811-03290

BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290

BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290

BlackRock Global Opportunities V.I. Fund, SEC File No.: 811-03290

BlackRock High Yield V.I. Fund, SEC File No.: 811-03290

BlackRock International V.I. Fund, SEC File No.: 811-03290

BlackRock Advantage Large Cap Core V.I. Fund, SEC File No.: 811-03290

BlackRock Government Money Market V.I. Fund, SEC File No.: 811-03290

BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290

BlackRock Total Return V.I. Fund, SEC File No.: 811-03290

BlackRock Advantage U.S. Total Market V.I. Fund, SEC File No.: 811-03290

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (720) 488-7884, extension 131-7884

Very truly yours,

/s/ Brian Stallworth

Brian Stallworth
Assistant Secretary